UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
CALERES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!
CALERES, INC.
2024 Annual Meeting
Vote by May 22, 2024 11:59 PM ET. For shares held in a Plan, vote by May 20, 2024 11:59 PM ET.
CALERES, INC.
8300 MARYLAND AVENUE ST. LOUIS, MO 63105
V43404-P07493
You invested in CALERES, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 23, 2024.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
Smartphone users
Point your camera here and vote without entering a control number
Vote in Person at the Meeting*
May 23, 2024
10:30 AM Central Time
Caleres, Inc.
8300 Maryland Avenue St. Louis, Missouri 63105
*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items
1. Election of Directors
Nominees:
01) Lisa A. Flavin 02) Brenda C. Freeman 03) Lori H. Greeley
04) Mahendra R. Gupta 05) Carla C. Hendra 06) Ward M. Klein
07) Steven W. Korn 08) Wenda Harris Millard 09) John W. Schmidt
10) Diane M. Sullivan 11) Bruce K. Thorn
2. Ratification of Ernst & Young LLP as the Company’s independent registered public accountants.
3. Approval, by non-binding advisory vote, of the Company’s executive compensation.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
Board Recommends
For
For For
V43405-P07493